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                                                                                                                       EXHIBIT 7 (b)

[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

Proposed Insured: Mr. SE2 6 Simple Avg               Death Benefit Option = Level                         Presented By:
Male, Age 45                                         Total Initial Face Amount = 439,112
Select Nonsmoker                                     Premium Payment Interval = Annual

                                                           Summary Page
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                                        Current Policy Charges (1)                         Guaranteed Policy Charges (2)
                                        Assuming Hypothetical Gross     Assuming Hypothetical Gross      Assuming Hypothetical Gross
                                        Annual Investment Return of     Annual Investment Return of      Annual Investment Return of
                                           6.00% (5.00% Net)                 0.00% (-0.94% Net)              6.00% (5.00% Net)
                                       ---------------------------------------------------------------------------------------------
                                  [Net
                                 Loans              Net        Net                 Net        Net                    Net         Net
        Annual-    Premiums  and With-  Accum'd   Surr'r     Death  Accum'd     Surr'r      Death    Accum'd      Surr'r       Death
           ized     Plus 5%    drawals    Value    Value   Benefit    Value      Value    Benefit      Value       Value     Benefit
  Yr    Premium    Interest     (BOY)]    (EOY)    (EOY)     (EOY)    (EOY)      (EOY)      (EOY)      (EOY)       (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
   1     10,000      10,500       0       7,502    1,949   439,112    7,019      1,466    439,112      7,502       1,949     439,112
   2     10,000      21,525       0      15,257    9,704   439,112   13,855      8,302    439,112     15,257       9,704     439,112
   3     10,000      33,101       0      23,283   17,730   439,112   20,518     14,965    439,112     23,283      17,730     439,112
   4     10,000      45,256       0      31,644   26,091   439,112   27,043     21,490    439,112     31,644      26,091     439,112
   5     10,000      58,019       0      40,375   34,822   439,112   33,458     27,905    439,112     40,375      34,822     439,112
   6     10,000      71,420       0      49,504   44,432   439,112   37,756     32,684    439,112     47,467      42,395     439,112
   7     10,000      85,491       0      59,058   55,254   439,112   41,808     38,003    439,112     54,727      50,923     439,112
   8     10,000     100,266       0      69,054   66,518   439,112   45,590     43,054    439,112     62,145      59,609     439,112
   9     10,000     115,779       0      79,512   78,243   439,112   49,074     47,806    439,112     69,708      68,440     439,112
  10     10,000     132,068       0      90,443   90,443   439,112   52,226     52,226    439,112     77,396      77,396     439,112

  15     10,000     226,575       0     162,991  162,991   439,112   71,408     71,408    439,112    128,282     128,282     439,112
  20      1,784     338,566       0     247,179  247,179   443,311   70,567     70,567    439,112    177,921     177,921     439,112
  25      1,784     442,458       0     319,198  319,198   512,059   14,623     14,623    439,112    191,266     191,266     439,112
  30          0     566,978       0     399,892  399,892   581,574       ##         ##         ##    174,990     174,990     439,112
  35          0     723,623       0     496,203  496,203   666,258                                    86,990      86,990     439,112

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first five years from the date they are issued.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - CVAT - NonGI
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[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                           Important Information About Your Illustration

------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN          This is an illustration and not a contract.  Although the information contained in this illustration is based
ILLUSTRATION,       on certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be
NOT A CONTRACT      obtained from the applicant's own counsel or other advisor.

                    This illustration is prepared for presentation in the state of CA.

ILLUSTRATED
BENEFITS:                                       Death Benefit Option
                                                --------------------
                                     Start              End              Option
                                        1                35              Level

                                               Base Policy Face Amount
                                               -----------------------
                                     Start              End              Amount
                                        1                35             439,112

PREMIUM             Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each
FREQUENCY:          premium payment interval.
ANNUAL

TIMING OF           All values assume premiums and loan interest are paid when due.  If a payment is received without being
PAYMENTS            designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                    All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS               You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                           Hypothetical Gross Earnings Rate
                                           --------------------------------
                                Start          End             Gross           Net
                                   1            35             6.00%         5.00%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - CVAT - NonGI
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[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                 The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT      This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION       variable investment options. The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values
                 in this illustration reflect an average aggregate investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. The policy values also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of
                 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.94%.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - CVAT - NonGI
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

[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                   Portfolio                  Investment    Operating
                                                            Advisory Fee     Expenses
                                   Aggressive Equity               0.80%        0.07%
                                   Aggressive Growth               1.00%        0.10%
                                   Blue Chip                       0.95%        0.05%
                                   Capital Opportunities           0.80%        0.11%
                                   Diversified Research            0.90%        0.04%
                                   Emerging Markets                1.10%        0.21%
                                   Equity                          0.65%        0.05%
                                   Equity Income                   0.95%        0.10%
                                   Equity Index                    0.25%        0.04%
                                   Financial Services              1.10%        0.10%
                                   Focused 30                      0.95%        0.10%
                                   Global Growth                   1.10%        0.66%
                                   Growth LT                       0.75%        0.04%
                                   Health Sciences                 1.10%        0.10%
                                   High Yield Bond                 0.60%        0.03%
                                   I-Net Tollkeeper                1.40%        0.07%
                                   Inflation Managed               0.60%        0.06%
                                   International Large-Cap         1.05%        0.09%
                                   International Value             0.85%        0.08%
                                   Large-Cap Core                  0.65%        0.04%
                                   Large-Cap Value                 0.85%        0.03%
                                   Managed Bond                    0.60%        0.04%
                                   Mid-Cap Growth                  0.90%        0.10%
                                   Mid-Cap Value                   0.85%        0.04%
                                   Money Market                    0.33%        0.03%
                                   Multi-Strategy                  0.65%        0.04%
                                   Real Estate                     1.10%        0.05%
                                   Research                        1.00%        0.10%
                                   Small-Cap Equity                0.65%        0.04%
                                   Small-Cap Index                 0.50%        0.07%
                                   Strategic Value                 0.95%        0.10%
                                   Technology                      1.10%        0.10%
                                   Telecommunications              1.10%        0.11%

                      The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the
                      Equity Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                      Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                      Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - CVAT - NonGI
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[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

NET ANNUAL         After deduction of the investment advisory fees and other operating expenses, illustrated gross annual investment
RETURN             returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.94% and 5.00% respectively.

                   The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                   The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT      Net premiums or Accumulated Value may also be allocated to a choice of two fixed options:
OPTION(S)          Fixed Account and Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed LT
                   Account is 3.00%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                   There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                   .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                   .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                   .  Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time. However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any 12-month period.

                   .  Fixed Account:    Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                        $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                   .  Fixed LT Account: Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of
                                        $5,000 or 10% of your policy's accumulated value.

                   There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                   For more information on the Fixed Account Option(s), please consult the product prospectus.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI
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[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                 This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND   A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly charges:
CHARGES          cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                 The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS        No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

LOANS/PARTIAL    Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be available
WITHDRAWALS      under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                 This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of 3.25% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is
                 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due.
                 If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                 The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                 The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                 A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI
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

[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

FUTURE ACTION    If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER      Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN           Accumulated     The total value of the amounts in the Investment Options for the Policy as well as any amounts set
DEFINITIONS AND  Value           aside in the Loan Account, including any accrued earned interest, as of the end of the policy year.
KEY TERMS
                 Age (BOY)       The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                 BOY             Beginning of year.

                 Cash            The Accumulated Value minus any applicable Surrender Charge as of the end of the policy year.
                 Surrender
                 Value (EOY)

                 Cum. Premium    The illustrated premiums paid each year accumulated at a hypothetical rate of return of 5%.
                 Plus 5%

                 "Current        Reflect current policy charges at the hypothetical gross earnings rate(s).
                 Policy
                 Charges"
                 columns

                 EOY             End of year.

                 Estimated       Estimated dollar amount of any tax that may be due as a result of a policy loan or partial
                 Tax on          withdrawal.
                 Disbursements

                 Face Amount     The minimum death benefit for so long as the policy remains in force.  The face amount may be increased or decreased under certain circumstances.

                 Fixed Account   An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than
                                 3.0%) declared by Pacific Life.

                 Fixed LT        An account that is part of Pacific Life's general account to which all or a portion of the net
                 Account         premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                 "Guaranteed     Reflect maximum policy charges at 0% hypothetical gross investment return and at an assumed
                 Policy Charges" hypothetical gross earnings rate.
                 columns

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI

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

[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                  Material Change    IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the
                                     7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                  Net Annual Loan    The loan amount taken in cash from a policy.  This does not include loans taken to pay loan
                  (BOY)              interest.

                  Net Cash           Cash Surrender Value after deducting any outstanding loan amount.
                  Surrender Value

                  Net Death          The amount payable upon the insured's death.  The death benefit proceeds are always reduced by
                  Benefit (EOY)      any outstanding loan balance and increased by any applicable rider benefits.

                  Partial            A partial withdrawal of a portion of the Net Cash Surrender Value.  All illustrated partial
                  Withdrawal         withdrawals are based on current policy charges and hypothetical gross earnings rate
                  (BOY)              assumptions and may not be available if actual experience is different from the assumptions.

                  Premium Outlay     Annualized premiums that are the sum of the periodic payments you plan to make each year.

                  Variable           A separate account of Pacific Life or a subaccount of such a separate account, which is used
                  Investment         only to support the variable death benefits and policy values of variable life insurance
                  Options            policies, and the assets of which are segregated from Pacific Life's general account and our other separate accounts.

TAX INFORMATION   Although the information in this illustration is based on our understanding of the Internal Revenue Code (IRC)
                  and on certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be obtained from your own counsel or other tax advisor.

                  The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                     Assumed Income Tax Rate

                                              Start             End              Rate
                                                 1               35            31.00%

                  Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI

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

[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                  Cash Value Accumulation Test:  A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Cash Value Accumulation Test which requires that the accumulated value of the policy must not at any time exceed the net single premium which would be necessary to fund future benefits under the policy. Failure to qualify as life insurance will have adverse tax consequences.

                  Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable;
                  and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                  If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                  If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                  Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $23,488.97.

                  Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a
                  Material Change then the 'measuring year' will run between anniversaries of the Material Change date instead.
                  Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI

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

[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a
                MEC. This illustration does not reflect this taxation process.

                If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY WOULD
                NOT BECOME A MEC.

PREMIUM LIMITS      Initial Seven Pay Premium:       $23,488.97
SUMMARY

                When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

                In this illustration, the first year in which this occurs is year 20.

                                                        END OF SUMMARY PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

------------------------------------------------------------------------------------------------------------------------------------
Proposed Insured: Mr. SE2 12 Simple Avg                   Death Benefit Option = Level                  Presented By:
Male, Age 45                                              Total Initial Face Amount = 439,112
Select Nonsmoker                                          Premium Payment Interval = Annual

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                    Current Policy Charges (1)                             Guaranteed Policy Charges (2)
                                    Assuming Hypothetical Gross       Assuming Hypothetical Gross        Assuming Hypothetical Gross
                                    Annual Investment Return of       Annual Investment Return of        Annual Investment Return of
                                       12.00% (10.95% Net)                 0.00% (-0.94% Net)               12.00% (10.95% Net)
                                   -------------------------------------------------------------------------------------------------
                              [Net
                             Loans                 Net          Net                 Net        Net        Net        Net         Net
    Annual-    Premiums  and With-  Accum'd     Surr'r        Death   Accum'd    Surr'r      Death    Accum'd     Surr'r       Death
       ized     Plus 5%    drawals    Value      Value      Benefit     Value     Value    Benefit      Value      Value     Benefit
Yr  Premium    Interest     (BOY)]    (EOY)      (EOY)        (EOY)     (EOY)     (EOY)      (EOY)      (EOY)      (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
  1  10,000      10,500       0       7,986      2,433      439,112     7,019     1,466    439,112      7,986      2,433     439,112
  2  10,000      21,525       0      16,718     11,165      439,112    13,855     8,302    439,112     16,718     11,165     439,112
  3  10,000      33,101       0      26,287     20,734      439,112    20,518    14,965    439,112     26,287     20,734     439,112
  4  10,000      45,256       0      36,839     31,286      439,112    27,043    21,490    439,112     36,839     31,286     439,112
  5  10,000      58,019       0      48,501     42,948      439,112    33,458    27,905    439,112     48,501     42,948     439,112
  6  10,000      71,420       0      61,405     56,333      439,112    37,756    32,684    439,112     59,358     54,286     439,112
  7  10,000      85,491       0      75,695     71,891      439,112    41,808    38,003    439,112     71,247     67,443     439,112
  8  10,000     100,266       0      91,521     88,985      439,112    45,590    43,054    439,112     84,276     81,740     439,112
  9  10,000     115,779       0     109,054    107,786      439,112    49,074    47,806    439,112     98,566     97,298     439,112
 10  10,000     132,068       0     128,474    128,474      439,112    52,226    52,226    439,112    114,253    114,253     439,112

 15  10,000     226,575       0     273,457    273,457      555,750    71,408    71,408    439,112    232,950    232,950     473,428
 20       0     307,312       0     470,781    470,781      844,338    44,137    44,137    439,112    377,717    377,717     677,430
 25       0     392,217       0     777,673    777,673    1,247,547        ##        ##         ##    569,932    569,932     914,288
 30       0     500,579       0   1,277,990  1,277,990    1,858,614                                   843,058    843,058   1,226,082
 35       0     638,880       0   2,090,725  2,090,725    2,807,243                                 1,213,535  1,213,535   1,629,428

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.  The 'Net Surrender
Value' column is equal to the accumulated value, less any policy debt and less any surrender charges.  The 'Net Death Benefit'
column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates.  Current cost of insurance rates for the base coverage are guaranteed for the first five years from the date they are issued.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - CVAT- Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52 - For Presentation in CA

                                           Important Information About Your Illustration
------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN       This is an illustration and not a contract. Although the information contained in this illustration is
ILLUSTRATION,    based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice
NOT A CONTRACT   should be obtained from the applicant's own counsel or other advisor.

                 This illustration is prepared for presentation in the state of CA.

ILLUSTRATED
BENEFITS:                                     Death Benefit Option
                                              --------------------

                                       Start   End              Option
                                           1    35              Level

                                             Base Policy Face Amount

                                       Start   End              Amount
                                           1    35             439,112

PREMIUM          Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each
FREQUENCY:       premium payment interval.
ANNUAL

TIMING OF        All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS         designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                 All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS            You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                         Hypothetical Gross Earnings Rate
                                         --------------------------------

                                          Start   End     Gross      Net
                                              1    35    12.00%   10.95%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                 The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relative income for accounting purposes rather than an expense.

SUB-ACCOUNT      This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION       variable investment options. The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values in
                 this illustration reflect an average aggregate investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. The policy values also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of
                 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.94%.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                       Portfolio                  Investment    Operating
                                                                Advisory Fee     Expenses
                                       Aggressive Equity               0.80%        0.07%
                                       Aggressive Growth               1.00%        0.10%
                                       Blue Chip                       0.95%        0.05%
                                       Capital Opportunities           0.80%        0.11%
                                       Diversified Research            0.90%        0.04%
                                       Emerging Markets                1.10%        0.21%
                                       Equity                          0.65%        0.05%
                                       Equity Income                   0.95%        0.10%
                                       Equity Index                    0.25%        0.04%
                                       Financial Services              1.10%        0.10%
                                       Focused 30                      0.95%        0.10%
                                       Global Growth                   1.10%        0.66%
                                       Growth LT                       0.75%        0.04%
                                       Health Sciences                 1.10%        0.10%
                                       High Yield Bond                 0.60%        0.03%
                                       I-Net Tollkeeper                1.40%        0.07%
                                       Inflation Managed               0.60%        0.06%
                                       International Large-Cap         1.05%        0.09%
                                       International Value             0.85%        0.08%
                                       Large-Cap Core                  0.65%        0.04%
                                       Large-Cap Value                 0.85%        0.03%
                                       Managed Bond                    0.60%        0.04%
                                       Mid-Cap Growth                  0.90%        0.10%
                                       Mid-Cap Value                   0.85%        0.04%
                                       Money Market                    0.33%        0.03%
                                       Multi-Strategy                  0.65%        0.04%
                                       Real Estate                     1.10%        0.05%
                                       Research                        1.00%        0.10%
                                       Small-Cap Equity                0.65%        0.04%
                                       Small-Cap Index                 0.50%        0.07%
                                       Strategic Value                 0.95%        0.10%
                                       Technology                      1.10%        0.10%
                                       Telecommunications              1.10%        0.11%

                 The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Equity Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real
                 Estate portfolio was formerly called the REIT portfolio.

                 Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                 Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - CVAT - NonGI



[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

NET ANNUAL           After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN               investment returns of 0% and 12.00% correspond to approximate net annual rates of return of -0.94% and 10.95%
                     respectively.

                     The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                     The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT        Net premiums or Accumulated Value may also be allocated to a choice of two fixed options:
OPTION(S)            Fixed Account and Fixed LT Account.  At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed LT Account is 3.00%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate.  Our ability to pay these guarantees is backed by our financial strength as a company.

                     There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                     .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                     .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                     .  Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                        However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any 12-month period.

                     .  Fixed Account:    Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                          $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                     .  Fixed LT Account: Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of
                                          $5,000 or 10% of your policy's accumulated value.

                     There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                     For more information on the Fixed Account Option(s), please consult the product prospectus.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                   This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND     A Premium Load is deducted from each premium payment.  The Accumulated Value is subject to several monthly
CHARGES            charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                   The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS          No charge is currently imposed upon a transfer of Accumulated Value between accounts.
                   However, Pacific Life may assess such a charge at any future date.

LOANS/PARTIAL      Any loans or  withdrawals illustrated are based on Current Policy Charge Assumptions and might not be available
WITHDRAWALS        under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                   This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of 3.25%
                   in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                   The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                   The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                   A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

FUTURE ACTION      If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER        Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN             Accumulated       The total value of the amounts in the Investment Options for the Policy as well as any amounts
DEFINITIONS AND    Value             set aside in the Loan Account, including any accrued earned interest, as of the end of the
KEY TERMS                            policy year.

                   Age (BOY)         The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                   BOY               Beginning of year.

                   Cash Surrender    The Accumulated Value minus any applicable Surrender Charge as of the end of the policy year.
                   Value (EOY)

                   Cum. Premium      The illustrated premiums paid each year accumulated at a hypothetical rate of return of 5%.
                   Plus 5%

                   "Current          Reflect current policy charges at the hypothetical gross earnings rate(s).
                   Policy Charges"
                   columns

                   EOY               End of year.

                   Estimated         Estimated dollar amount of any tax that may be due as a result of a policy loan or partial
                   Tax on            withdrawal.
                   Disbursements

                   Face Amount       The minimum death benefit for so long as the policy remains in force.  The face amount may be increased or decreased under certain circumstances.

                   Fixed Account     An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                   Fixed LT          An account that is part of Pacific Life's general account to which all or a portion of the
                   Account           net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                   "Guaranteed       Reflect maximum policy charges at 0% hypothetical gross investment return and at an assumed
                   Policy Charges"   hypothetical gross earnings rate.
                   columns


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                  Material Change      IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the
                                       7-Pay Test period to start over.  A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time.
                                       In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                  Net Annual Loan      The loan amount taken in cash from a policy.  This does not include loans taken to pay loan
                  (BOY)                interest.

                  Net Cash             Cash Surrender Value after deducting any outstanding loan amount.
                  Surrender Value

                  Net Death            The amount payable upon the insured's death.  The death benefit proceeds are always reduced
                  Benefit (EOY)        by any outstanding loan balance and increased by any applicable rider benefits.

                  Partial              A partial withdrawal of a portion of the Net Cash Surrender Value.  All illustrated partial
                  Withdrawal           withdrawals are based on current policy charges and hypothetical gross earnings rate
                  (BOY)                assumptions and may not be available if actual experience is different from the assumptions.

                  Premium Outlay       Annualized premiums that are the sum of the periodic payments you plan to make each year.

                  Variable             A separate account of Pacific Life or a subaccount of such a separate account, which is
                  Investment           used only to support the variable death benefits and policy values of variable life insurance
                  Options              policies, and the assets of which are segregated from Pacific Life's general account and our other separate accounts.

TAX INFORMATION   Although the information in this illustration is based on our understanding of the Internal Revenue Code (IRC)
                  and on certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be obtained from your own counsel or other tax advisor.

                  The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                               Assumed Income Tax Rate

                                                          Start           End          Rate
                                                              1            35        31.00%

                  Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                   Cash Value Accumulation Test:  A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Cash Value Accumulation Test which requires that the accumulated value of the policy must not at any time exceed the net single premium which would be necessary to fund future benefits under the policy. Failure to qualify as life insurance will have adverse tax consequences.

                   Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                   deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec. 7702A: Withdrawals in the first
                   15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies.
                   Withdrawals and policy loans may reduce policy values and death benefits.

                   If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                   If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                   Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $23,488.97.

                   Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a
                   Material Change then the 'measuring year' will run between anniversaries of the Material Change date instead.
                   Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                   Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                   If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                   Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY
                   WOULD NOT BECOME A MEC.

PREMIUM LIMITS               Initial Seven Pay Premium:                  $ 23,488.97
SUMMARY

                   When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

                   In this illustration, the first year in which this occurs is year 13.

                                                        END OF SUMMARY PAGE
Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

Proposed Insured: Mr. SE2 6 Weighted Avg           Death Benefit Option = Level                     Presented By:
Male, Age 45                                       Total Initial Face Amount = 439,112
Select Nonsmoker                                   Premium Payment Interval = Annual

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                           Current Policy Charges (1)                    Guaranteed  Policy Charges (2)
                                          Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
                                          Annual Investment Return of     Annual Investment Return of    Annual Investment Return of
                                               6.00% (5.25% Net)                0.00% (-0.71% Net)            6.00% (5.25% Net)
                                        --------------------------------------------------------------------------------------------
                                [Net
                               Loans                Net        Net                  Net         Net                   Net        Net
      Annual-   Premiums   and With-  Accum'd    Surr'r      Death   Accum'd     Surr'r       Death    Accum'd     Surr'r      Death
         ized    Plus 5%     drawals    Value     Value    Benefit     Value      Value     Benefit      Value      Value    Benefit
Yr    Premium   Interest      (Boy)]    (EOY)     (EOY)      (EOY)     (EOY)      (EOY)       (EOY)      (EOY)      (EOY)      (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1     10,000     10,500        0       7,522     1,969    439,112     7,038      1,484     439,112      7,522      1,969    439,112
 2     10,000     21,525        0      15,316     9,763    439,112    13,909      8,356     439,112     15,316      9,763    439,112
 3     10,000     33,101        0      23,402    17,849    439,112    20,621     15,068     439,112     23,402     17,849    439,112
 4     10,000     45,256        0      31,845    26,291    439,112    27,211     21,658     439,112     31,845     26,291    439,112
 5     10,000     58,019        0      40,683    35,130    439,112    33,705     28,152     439,112     40,683     35,130    439,112
 6     10,000     71,420        0      49,947    44,875    439,112    38,096     33,024     439,112     47,909     42,837    439,112
 7     10,000     85,491        0      59,665    55,860    439,112    42,250     38,446     439,112     55,328     51,524    439,112
 8     10,000    100,266        0      69,857    67,320    439,112    46,144     43,608     439,112     62,933     60,397    439,112
 9     10,000    115,779        0      80,545    79,277    439,112    49,749     48,481     439,112     70,712     69,444    439,112
10     10,000    132,068        0      91,746    91,746    439,112    53,031     53,031     439,112     78,649     78,649    439,112

15     10,000    226,575        0     166,406   166,406    439,112    73,021     73,021     439,112    131,442    131,442    439,112
20        630    337,354        0     253,335   253,335    454,352    72,127     72,127     439,112    183,448    183,448    439,112
25        630    434,214        0     324,454   324,454    520,491    11,124     11,124     439,112    195,260    195,260    439,112
30          0    554,983        0     409,832   409,832    596,029        ##         ##          ##    182,630    182,630    439,112
35          0    708,314        0     514,490   514,490    690,813                                     104,050    104,050    439,112

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first five years from the date they are issued.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                           Important Information About Your Illustration
------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN         This is an illustration and not a contract. Although the information contained in this illustration is based on
ILLUSTRATION,      certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained
NOT A CONTRACT     from the applicant's own counsel or other advisor.

                   This illustration is prepared for presentation in the state of CA.

ILLUSTRATED                                              Death Benefit Option
BENEFITS:                                                --------------------
                                            Start                  End              Option
                                                1                   35              Level

                                                        Base Policy Face Amount
                                                        -----------------------
                                            Start                  End              Amount
                                                1                   35             439,112


PREMIUM            Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each premium
FREQUENCY:         payment interval.
ANNUAL

TIMING OF          All values assume premiums and loan interest are paid when due. If a payment is received without being designated
PAYMENTS           as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                   All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS              You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS
                                                   Hypothetical Gross Earnings Rate
                                                   --------------------------------
                                            Start          End            Gross           Net
                                                1           35            6.00%         5.25%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                   The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                   The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT        This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION         variable investment options. You have requested that this illustration reflect your selection of investment options. The amounts shown for the Death Benefits, Accumulated Values and Cash Surrender Values in this illustration reflect your selection of investment options and the underlying portfolios' annualized expenses incurred by the portfolios for the periods ending December 31, 2001.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II- CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                                                    Investment    Operating
                                         Portfolio                Advisory Fee     Expenses
                                         Aggressive Equity               0.80%        0.07%
                                         Aggressive Growth               1.00%        0.10%
                                         Blue Chip                       0.95%        0.05%
                                         Capital Opportunities           0.80%        0.11%
                                         Diversified Research            0.90%        0.04%
                                         Emerging Markets                1.10%        0.21%
                                         Equity                          0.65%        0.05%
                                         Equity Income                   0.95%        0.10%
                                         Equity Index                    0.25%        0.04%
                                         Financial Services              1.10%        0.10%
                                         Focused 30                      0.95%        0.10%
                                         Global Growth                   1.10%        0.66%
                                         Growth LT                       0.75%        0.04%
                                         Health Sciences                 1.10%        0.10%
                                         High Yield Bond                 0.60%        0.03%
                                         I-Net Tollkeeper                1.40%        0.07%
                                         Inflation Managed               0.60%        0.06%
                                         International Large-Cap         1.05%        0.09%
                                         International Value             0.85%        0.08%
                                         Large-Cap Core                  0.65%        0.04%
                                         Large-Cap Value                 0.85%        0.03%
                                         Managed Bond                    0.60%        0.04%
                                         Mid-Cap Growth                  0.90%        0.10%
                                         Mid-Cap Value                   0.85%        0.04%
                                         Money Market                    0.33%        0.03%
                                         Multi-Strategy                  0.65%        0.04%
                                         Real Estate                     1.10%        0.05%
                                         Research                        1.00%        0.10%
                                         Small-Cap Equity                0.65%        0.04%
                                         Small-Cap Index                 0.50%        0.07%
                                         Strategic Value                 0.95%        0.10%
                                         Technology                      1.10%        0.10%
                                         Telecommunications              1.10%        0.11%

                        You have selected allocations in the investment options that reflect the annualized expenses of all the available underlying portfolios as of December 31, 2001. The average aggregate annualized expenses of the underlying portfolios weighted according to your selection is at an annual rate of 0.66% of average daily net assets for investment advisory fees and 0.05% for operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) which amounts to a total of 0.71%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Equity
                        Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                        Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                        Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                        The average aggregate annualized expenses for all available portfolios for the periods ending December 31,
                        2001 reflect an average investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. They also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is
                        0.94%.

NET ANNUAL              After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                  investment returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.71% and 5.25%
                        respectively.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT           Net premiums or Accumulated Value may also be allocated to a choice of two fixed options:
OPTION(S)               Fixed Account and Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed
                        Account and Fixed LT Account is 3.00%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                        There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                        .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                        .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                       . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                         However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT
                         Account in any 12-month period.

                       . Fixed Account:    Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                           $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                       . Fixed LT Account: Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                       There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of
                       $1,000,000 for all policies of the same owner.

                       For more information on the Fixed Account Option(s), please consult the product prospectus.

                       This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND         A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES                charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                       The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS              No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

LOANS/PARTIAL          Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS            available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                       This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                       3.25% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                       The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value.
                       The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                       The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                       A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION          If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER            Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                 Accumulated     The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND        Value           amounts set aside in the Loan Account, including any accrued earned interest, as of the end
KEY TERMS                              of the policy year.

                       Age (BOY)       The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                       BOY             Beginning of year.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                        Cash Surrender       The Accumulated Value minus any applicable Surrender Charge as of the end of the
                        Value (EOY)          policy year.

                        Cum. Premium         The illustrated premiums paid each year accumulated at a hypothetical rate of return
                        Plus 5%              of 5%.

                        "Current Policy      Reflect current policy charges at the hypothetical gross earnings rate(s).
                        Charges"
                        columns

                        EOY                  End of year.

                        Estimated Tax on     Estimated dollar amount of any tax that may be due as a result of a policy loan
                        Disbursements        or partial withdrawal.

                        Face Amount          The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                        Fixed Account        An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT             An account that is part of Pacific Life's general account to which all or a portion
                        Account              of the net premiums may be allocated for accumulation at a fixed rate of interest
                                             (which may not be less than 3.0%) declared by Pacific Life.

                        "Guaranteed          Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                        Policy Charges"      assumed hypothetical gross earnings rate.
                        columns

                        Material Change      IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                        Net Annual Loan      The loan amount taken in cash from a policy. This does not include loans taken to pay
                        (BOY)                loan interest.

                        Net Cash             Cash Surrender Value after deducting any outstanding loan amount.
                        Surrender Value

                        Net Death            The amount payable upon the insured's death. The death benefit proceeds are always
                        Benefit (EOY)        reduced by any outstanding loan balance and increased by any applicable rider benefits.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                       Partial                A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated
                       Withdrawal             partial withdrawals are based on current policy charges and hypothetical gross
                       (BOY)                  earnings rate assumptions and may not be available if actual experience is different from the assumptions.

                       Premium Outlay         Annualized premiums that are the sum of the periodic payments you plan to make each year.

                       Variable               A separate account of Pacific Life or a subaccount of such a separate account, which
                       Investment             is used only to support the variable death benefits and policy values of variable life
                       Options                insurance policies, and the assets of which are segregated from Pacific Life's general account and our other separate accounts.

TAX INFORMATION        Although the information in this illustration is based on our understanding of the Internal Revenue Code
                       (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                       The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:


                                                      Assumed Income Tax Rate

                                           Start               End                  Rate
                                               1                35                31.00%

                       Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                       Cash Value Accumulation Test; A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Cash Value Accumulation Test which requires that the accumulated value of the policy must not at any time exceed the net single premium which would be necessary to fund future benefits under the policy. Failure to qualify as life insurance will have adverse tax consequences.

                       Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                       deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec.
                       7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                        If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                        If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                        Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-
                        taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $23,488.97.

                        Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay
                        Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material
                        Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                        Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                        If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                        Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS
                        POLICY WOULD NOT BECOME A MEC.

PREMIUM LIMITS                    Initial Seven Pay Premium:               $ 23,488.97
SUMMARY
                        When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

                        In this illustration, the first year in which this occurs is year 19.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

Proposed Insured: Mr. SE2 12 Weighted Avg     Death Benefit Option = Level                      Presented By:
Male, Age 45                                  Total Initial Face Amount = 439,112
Select Nonsmoker                              Premium Payment Interval = Annual

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                         Current Policy Charges (1)                      Guaranteed Policy Charges (2)
                                        Assuming Hypothetical Gross     Assuming Hypothetical Gross      Assuming Hypothetical Gross
                                        Annual Investment Return of     Annual Investment Return of      Annual Investment Return of
                                            12.00% (11.21% Net)              0.00% (-0.71% Net)                12.00% (11.21% Net)
                                     -----------------------------------------------------------------------------------------------
                               [Net
                              Loans                    Net        Net                 Net       Net                   Net        Net
    Annual-  Premiums     and With-    Accum'd      Surr'r      Death   Accum'd    Surr'r     Death    Accum'd     Surr'r      Death
       ized   Plus 5%       drawals      Value       Value    Benefit     Value     Value   Benefit      Value      Value    Benefit
Yr  Premium  Interest        (BOY)]      (EOY)       (EOY)      (EOY)     (EOY)     (EOY)     (EOY)      (EOY)      (EOY)      (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1   10,000    10,500          0         8,007       2,454    439,112     7,038     1,484   439,112      8,007      2,454    439,112
 2   10,000    21,525          0        16,783      11,230    439,112    13,909     8,356   439,112     16,783     11,230    439,112
 3   10,000    33,101          0        26,423      20,870    439,112    20,621    15,068   439,112     26,423     20,870    439,112
 4   10,000    45,256          0        37,079      31,526    439,112    27,211    21,658   439,112     37,079     31,526    439,112
 5   10,000    58,019          0        48,883      43,330    439,112    33,705    28,152   439,112     48,883     43,330    439,112
 6   10,000    71,420          0        61,976      56,904    439,112    38,096    33,024   439,112     59,929     54,857    439,112
 7   10,000    85,491          0        76,509      72,705    439,112    42,250    38,446   439,112     72,057     68,253    439,112
 8   10,000   100,266          0        92,644      90,108    439,112    46,144    43,608   439,112     85,386     82,850    439,112
 9   10,000   115,779          0       110,560     109,292    439,112    49,749    48,481   439,112    100,045     98,777    439,112
10   10,000   132,068          0       130,454     130,454    439,112    53,031    53,031   439,112    116,185    116,185    439,112

15   10,000   226,575          0       279,755     279,755    568,550    73,021    73,021   439,112    238,930    238,930    485,581
20        0   307,312          0       486,754     486,754    872,985    46,629    46,629   439,112    391,428    391,428    702,020
25        0   392,217          0       813,468     813,468  1,304,970        ##        ##        ##    597,556    597,556    958,602
30        0   500,579          0     1,352,441   1,352,441  1,966,891                                  894,290    894,290  1,300,589
35        0   638,880          0     2,238,360   2,238,360  3,005,475                                1,302,365  1,302,365  1,748,703

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first five years from the date they are issued.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                           Important Information About Your Illustration
---------------------------------------------------------------------------------------------------------------------------
THIS IS AN            This is an illustration and not a contract. Although the information contained in this illustration
ILLUSTRATION,         is based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such
NOT A CONTRACT        advice should be obtained from the applicant's own counsel or other advisor.

                      This illustration is prepared for presentation in the state of CA.

                                                                Death Benefit Option
                                                                --------------------
ILLUSTRATED
BENEFITS:                                          Start                 End                Option
                                                       1                  35                Level

                                                                Base Policy Face Amount
                                                                -----------------------

                                                   Start                 End                Amount
                                                       1                  35               439,112


PREMIUM               Illustrated periodic premium payments are assumed to be made one time per
FREQUENCY:            year at the beginning of each premium payment interval.
ANNUAL

TIMING OF             All values assume premiums and loan interest are paid when due.  If a payment is received without
PAYMENTS              being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                      All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                 You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                                           Hypothetical Gross Earnings Rate
                                                           --------------------------------

                                                   Start            End           Gross           Net
                                                       1             35          12.00%        11.21%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                       The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific
                       Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                       The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT            This illustration assumes that all net premiums (after deduction of premium load) have been
ALLOCATION             allocated to the variable investment options. You have requested that this illustration reflect your selection of investment options. The amounts shown for the Death Benefits, Accumulated Values and Cash
                       Surrender Values in this illustration reflect your selection of investment options and the underlying portfolios' annualized expenses incurred by the portfolios for the periods ending December 31, 2001.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                          Portfolio                  Investment    Operating
                                                                   Advisory Fee     Expenses
                                          Aggressive Equity               0.80%        0.07%
                                          Aggressive Growth               1.00%        0.10%
                                          Blue Chip                       0.95%        0.05%
                                          Capital Opportunities           0.80%        0.11%
                                          Diversified Research            0.90%        0.04%
                                          Emerging Markets                1.10%        0.21%
                                          Equity                          0.65%        0.05%
                                          Equity Income                   0.95%        0.10%
                                          Equity Index                    0.25%        0.04%
                                          Financial Services              1.10%        0.10%
                                          Focused 30                      0.95%        0.10%
                                          Global Growth                   1.10%        0.66%
                                          Growth LT                       0.75%        0.04%
                                          Health Sciences                 1.10%        0.10%
                                          High Yield Bond                 0.60%        0.03%
                                          I-Net Tollkeeper                1.40%        0.07%
                                          Inflation Managed               0.60%        0.06%
                                          International Large-Cap         1.05%        0.09%
                                          International Value             0.85%        0.08%
                                          Large-Cap Core                  0.65%        0.04%
                                          Large-Cap Value                 0.85%        0.03%
                                          Managed Bond                    0.60%        0.04%
                                          Mid-Cap Growth                  0.90%        0.10%
                                          Mid-Cap Value                   0.85%        0.04%
                                          Money Market                    0.33%        0.03%
                                          Multi-Strategy                  0.65%        0.04%
                                          Real Estate                     1.10%        0.05%
                                          Research                        1.00%        0.10%
                                          Small-Cap Equity                0.65%        0.04%
                                          Small-Cap Index                 0.50%        0.07%
                                          Strategic Value                 0.95%        0.10%
                                          Technology                      1.10%        0.10%
                                          Telecommunications              1.10%        0.11%

                        You have selected allocations in the investment options that reflect the annualized expenses of all the available underlying portfolios as of December 31, 2001. The average aggregate annualized expenses of the underlying portfolios weighted according to your selection is at an annual rate of 0.66% of average daily net assets for investment advisory fees and 0.05% for operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) which amounts to a total of 0.71%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Equity
                        Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                        Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                        Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                        The average aggregate annualized expenses for all available portfolios for the periods ending December 31,
                        2001 reflect an average daily investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. They also reflect aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.94%.

NET ANNUAL              After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                  investment returns of 0% and 12.00% correspond to approximate net annual rates of return of -0.71% and
                        11.21% respectively.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT           Net premiums or Accumulated Value may also be allocated to a choice of two fixed options:
OPTION(S)               Fixed Account and Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed
                        Account and Fixed LT Account is 3.00%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                        There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                        .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                        .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                      . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                        However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT
                        Account in any 12-month period.

                      .  Fixed Account:     Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                            $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                      .  Fixed LT Account:  Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                       There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                       For more information on the Fixed Account Option(s), please consult the product prospectus.

                       This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND         A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES                charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                       The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS              No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
LOANS/PARTIAL          Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS            available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                       This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                       3.25% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                       The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value.
                       The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                       The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                       A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION          If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER            Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                 Accumulated     The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND        Value           amounts set aside in the Loan Account, including any accrued earned interest, as of
KEY TERMS                              the end of the policy year.

                       Age (BOY)       The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                       BOY             Beginning of year.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                        Cash Surrender       The Accumulated Value minus any applicable Surrender Charge as of the end of the
                        Value (EOY)          policy year.

                        Cum. Premium         The illustrated premiums paid each year accumulated at a hypothetical rate of return
                        Plus 5%              of 5%.

                        "Current Policy      Reflect current policy charges at the hypothetical gross earnings rate(s).
                        Charges"
                        columns

                        EOY                  End of year.

                        Estimated Tax on     Estimated dollar amount of any tax that may be due as a result of a policy loan or
                        Disbursements        partial withdrawal.

                        Face Amount          The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                        Fixed Account        An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT             An account that is part of Pacific Life's general account to which all or a portion of
                        Account              the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        "Guaranteed          Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                        Policy Charges"      assumed hypothetical gross earnings rate.
                        columns

                        Material Change      IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                        Net Annual Loan      The loan amount taken in cash from a policy. This does not include loans taken to pay
                        (BOY)                loan interest.

                        Net Cash             Cash Surrender Value after deducting any outstanding loan amount.
                        Surrender Value

                        Net Death            The amount payable upon the insured's death. The death benefit proceeds are always
                        Benefit (EOY)        reduced by any outstanding loan balance and increased by any applicable rider benefits.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                       Partial            A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated
                       Withdrawal         partial withdrawals are based on current policy charges and hypothetical gross earnings
                       (BOY)              rate assumptions and may not be available if actual experience is different from the assumptions.

                       Premium Outlay     Annualized premiums that are the sum of the periodic payments you plan to make each year.

                       Variable           A separate account of Pacific Life or a subaccount of such a separate account,
                       Investment         which is used only to support the variable death benefits and policy values of
                       Options            variable life insurance policies, and the assets of which are segregated from
                                          Pacific Life's general account and our other separate accounts.

TAX INFORMATION        Although the information in this illustration is based on our understanding of the Internal Revenue
                       Code (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice.
                       Such advice should be obtained from your own counsel or other tax advisor.

                       The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                          Assumed Income Tax Rate

                                                 Start              End                  Rate
                                                     1               35                31.00%

                       Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                       Cash Value Accumulation Test:  A life insurance policy will qualify as life insurance under IRC
                       Section 7702 if it meets one of two alternative tests. This illustration uses the Cash Value
                       Accumulation Test which requires that the accumulated value of the policy must not at any time exceed the net single premium which would be necessary to fund future benefits under the policy. Failure to qualify as life insurance will have adverse tax consequences.

                       Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-deferred and may be taxable at the time of partial withdrawal, surrender or lapse.
                       Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a
                       Modified Endowment Contract as defined in IRC Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                   Pacific Select Exec II - CVAT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                      If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy.
                      Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                      If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                      Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC)
                      is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is
                      $23,488.97.

                      Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the
                      Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the
                      'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                      Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                      If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                      Based on our understanding of the Internal Revenue Code and the assumptions in this illustration,
                      THIS POLICY WOULD NOT BECOME A MEC.

PREMIUM LIMITS                  Initial Seven Pay Premium:           $ 23,488.97
SUMMARY

                      When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

                      In this illustration, the first year in which this occurs is year 13.

                                                        END OF SUMMARY PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - CVAT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

Proposed Insured: Mr. SE2 6 Simple Avg               Death Benefit Option = Level                         Presented By:
Male, Age 45                                         Total Initial Face Amount = 439,112
Select Nonsmoker                                     Premium Payment Interval = Annual

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------

                                        Current Policy Charges (1)                         Guaranteed Policy Charges (2)
                                        Assuming Hypothetical Gross     Assuming Hypothetical Gross      Assuming Hypothetical Gross
                                        Annual Investment Return of     Annual Investment Return of      Annual Investment Return of
                                           6.00% (5.00% Net)                 0.00% (-0.94% Net)              6.00% (5.00% Net)
                                       ---------------------------------------------------------------------------------------------
                                 [Net
                                Loans              Net        Net               Net        Net                    Net         Net
       Annual-    Premiums  and With-  Accum'd   Surr'r     Death    Accum'd   Surr'r      Death    Accum'd      Surr'r       Death
          ized     Plus 5%    drawals    Value    Value   Benefit      Value    Value    Benefit      Value       Value     Benefit
 Yr    Premium    Interest     (BOY)]    (EOY)    (EOY)     (EOY)      (EOY)    (EOY)      (EOY)      (EOY)       (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1     10,000       10,500      0        7,502      1,949    439,112    7,019    1,466     439,112      7,502      1,949    439,112
 2     10,000       21,525      0       15,257      9,704    439,112   13,855    8,302     439,112     15,257      9,704    439,112
 3     10,000       33,101      0       23,283     17,730    439,112   20,518   14,965     439,112     23,283     17,730    439,112
 4     10,000       45,256      0       31,644     26,091    439,112   27,043   21,490     439,112     31,644     26,091    439,112
 5     10,000       58,019      0       40,375     34,822    439,112   33,458   27,905     439,112     40,375     34,822    439,112
 6     10,000       71,420      0       49,504     44,432    439,112   37,756   32,684     439,112     47,467     42,395    439,112
 7     10,000       85,491      0       59,058     55,254    439,112   41,808   38,003     439,112     54,727     50,923    439,112
 8     10,000      100,266      0       69,054     66,518    439,112   45,590   43,054     439,112     62,145     59,609    439,112
 9     10,000      115,779      0       79,512     78,243    439,112   49,074   47,806     439,112     69,708     68,440    439,112
10     10,000      132,068      0       90,443     90,443    439,112   52,226   52,226     439,112     77,396     77,396    439,112

15     10,000      226,575      0      162,991    162,991    439,112   71,408   71,408     439,112    128,282    128,282    439,112
20     10,000      347,193      0      255,313    255,313    439,112   78,365   78,365     439,112    186,187    186,187    439,112
25     10,000      501,135      0      377,980    377,980    439,112   64,498   64,498     439,112    252,933    252,933    439,112
30     10,000      697,608      0      538,450    538,450    576,141   11,286   11,286     439,112    336,667    336,667    439,112
35     10,000      948,363      0      745,847    745,847    783,139       ##       ##          ##    461,113    461,113    484,169

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first five years from the date they are issued.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                           Important Information About Your Illustration

------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN          This is an illustration and not a contract.  Although the information contained in this illustration is based
ILLUSTRATION,       on certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be
NOT A CONTRACT      obtained from the applicant's own counsel or other advisor.

                    This illustration is prepared for presentation in the state of CA.

ILLUSTRATED
BENEFITS:                                       Death Benefit Option
                                                --------------------
                                     Start              End              Option
                                        1                35              Level

                                               Base Policy Face Amount
                                               -----------------------
                                     Start              End              Amount
                                        1                35             439,112

PREMIUM             Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each
FREQUENCY:          premium payment interval.
ANNUAL

TIMING OF           All values assume premiums and loan interest are paid when due.  If a payment is received without being
PAYMENTS            designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                    All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS               You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                           Hypothetical Gross Earnings Rate
                                           --------------------------------
                                Start          End             Gross           Net
                                   1            35             6.00%         5.00%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                 The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT      This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION       variable investment options. The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values
                 in this illustration reflect an average aggregate investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. The policy values also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of
                 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.94%.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                   Portfolio                  Investment    Operating
                                                            Advisory Fee     Expenses
                                   Aggressive Equity               0.80%        0.07%
                                   Aggressive Growth               1.00%        0.10%
                                   Blue Chip                       0.95%        0.05%
                                   Capital Opportunities           0.80%        0.11%
                                   Diversified Research            0.90%        0.04%
                                   Emerging Markets                1.10%        0.21%
                                   Equity                          0.65%        0.05%
                                   Equity Income                   0.95%        0.10%
                                   Equity Index                    0.25%        0.04%
                                   Financial Services              1.10%        0.10%
                                   Focused 30                      0.95%        0.10%
                                   Global Growth                   1.10%        0.66%
                                   Growth LT                       0.75%        0.04%
                                   Health Sciences                 1.10%        0.10%
                                   High Yield Bond                 0.60%        0.03%
                                   I-Net Tollkeeper                1.40%        0.07%
                                   Inflation Managed               0.60%        0.06%
                                   International Large-Cap         1.05%        0.09%
                                   International Value             0.85%        0.08%
                                   Large-Cap Core                  0.65%        0.04%
                                   Large-Cap Value                 0.85%        0.03%
                                   Managed Bond                    0.60%        0.04%
                                   Mid-Cap Growth                  0.90%        0.10%
                                   Mid-Cap Value                   0.85%        0.04%
                                   Money Market                    0.33%        0.03%
                                   Multi-Strategy                  0.65%        0.04%
                                   Real Estate                     1.10%        0.05%
                                   Research                        1.00%        0.10%
                                   Small-Cap Equity                0.65%        0.04%
                                   Small-Cap Index                 0.50%        0.07%
                                   Strategic Value                 0.95%        0.10%
                                   Technology                      1.10%        0.10%
                                   Telecommunications              1.10%        0.11%

                      The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the
                      Equity Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                      Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                      Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

NET ANNUAL         After deduction of the investment advisory fees and other operating expenses, illustrated gross annual investment
RETURN             returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.94% and 5.00% respectively.

                   The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                   The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT      Net premiums or Accumulated Value may also be allocated to a choice of two fixed options:
OPTION(S)          Fixed Account and Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed LT
                   Account is 3.00%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                   There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                   .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                   .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                   .  Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time. However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any 12-month period.

                   .  Fixed Account:    Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                        $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                   .  Fixed LT Account: Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of
                                        $5,000 or 10% of your policy's accumulated value.

                   There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                   For more information on the Fixed Account Option(s), please consult the product prospectus.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                 This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND   A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly charges:
CHARGES          cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                 The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS        No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

LOANS/PARTIAL    Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be available
WITHDRAWALS      under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                 This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of 3.25% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is
                 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due.
                 If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                 The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                 The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                 A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

FUTURE ACTION    If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER      Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN           Accumulated     The total value of the amounts in the Investment Options for the Policy as well as any amounts set
DEFINITIONS AND  Value           aside in the Loan Account, including any accrued earned interest, as of the end of the policy year.
KEY TERMS
                 Age (BOY)       The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                 BOY             Beginning of year.

                 Cash            The Accumulated Value minus any applicable Surrender Charge as of the end of the policy year.
                 Surrender
                 Value (EOY)

                 Cum. Premium    The illustrated premiums paid each year accumulated at a hypothetical rate of return of 5%.
                 Plus 5%

                 "Current        Reflect current policy charges at the hypothetical gross earnings rate(s).
                 Policy
                 Charges"
                 columns

                 EOY             End of year.

                 Estimated       Estimated dollar amount of any tax that may be due as a result of a policy loan or partial
                 Tax on          withdrawal.
                 Disbursements

                 Face Amount     The minimum death benefit for so long as the policy remains in force.  The face amount may be increased or decreased under certain circumstances.

                 Fixed Account   An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than
                                 3.0%) declared by Pacific Life.

                 Fixed LT        An account that is part of Pacific Life's general account to which all or a portion of the net
                 Account         premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                 "Guaranteed     Reflect maximum policy charges at 0% hypothetical gross investment return and at an assumed
                 Policy Charges" hypothetical gross earnings rate.
                 columns

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                  Material Change    IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the
                                     7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                  Net Annual Loan    The loan amount taken in cash from a policy.  This does not include loans taken to pay loan
                  (BOY)              interest.

                  Net Cash           Cash Surrender Value after deducting any outstanding loan amount.
                  Surrender Value

                  Net Death          The amount payable upon the insured's death.  The death benefit proceeds are always reduced by
                  Benefit (EOY)      any outstanding loan balance and increased by any applicable rider benefits.

                  Partial            A partial withdrawal of a portion of the Net Cash Surrender Value.  All illustrated partial
                  Withdrawal         withdrawals are based on current policy charges and hypothetical gross earnings rate
                  (BOY)              assumptions and may not be available if actual experience is different from the assumptions.

                  Premium Outlay     Annualized premiums that are the sum of the periodic payments you plan to make each year.

                  Variable           A separate account of Pacific Life or a subaccount of such a separate account, which is used
                  Investment         only to support the variable death benefits and policy values of variable life insurance
                  Options            policies, and the assets of which are segregated from Pacific Life's general account and our other separate accounts.

TAX INFORMATION   Although the information in this illustration is based on our understanding of the Internal Revenue Code (IRC)
                  and on certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be obtained from your own counsel or other tax advisor.

                  The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                     Assumed Income Tax Rate

                                              Start             End              Rate
                                                 1               35            31.00%

                  Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                  Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single
                  Premium at issue is $361,869.30 and the Guideline Level Premium at issue is $33,092.20 per year. Failure to qualify as life insurance will have adverse tax consequences.

                  Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable;
                  and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                  If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                  If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                  Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $23,488.97.

                  Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a
                  Material Change then the 'measuring year' will run between anniversaries of the Material Change date instead.
                  Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                          SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a
                MEC. This illustration does not reflect this taxation process.

                If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY WOULD
                NOT BECOME A MEC.

PREMIUM LIMITS      Initial Guideline Single Premium:       $110,742.90
SUMMARY             Initial Guideline Level Premium:        $ 10,000.00
                    Initial Seven Pay Premium:              $ 23,488.97

                When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

                                                        END OF SUMMARY PAGE

Presented by:                                                                                              For: Mr. SE2 6 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

------------------------------------------------------------------------------------------------------------------------------------
Proposed Insured: Mr. SE2 12 Simple Avg                   Death Benefit Option = Level                  Presented By:
Male, Age 45                                              Total Initial Face Amount = 439,112
Select Nonsmoker                                          Premium Payment Interval = Annual

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                    Current Policy Charges (1)                             Guaranteed Policy Charges (2)
                                    Assuming Hypothetical Gross       Assuming Hypothetical Gross        Assuming Hypothetical Gross
                                    Annual Investment Return of       Annual Investment Return of        Annual Investment Return of
                                       12.00% (10.95% Net)                 0.00% (-0.94% Net)               12.00% (10.95% Net)
                                   -------------------------------------------------------------------------------------------------
                             [Net
                            Loans                 Net          Net                 Net        Net        Net        Net          Net
    Annual-   Premiums  and With-  Accum'd     Surr'r        Death   Accum'd    Surr'r      Death    Accum'd     Surr'r        Death
       ized    Plus 5%    drawals    Value      Value      Benefit     Value     Value    Benefit      Value      Value      Benefit
Yr  Premium   Interest     (BOY)]    (EOY)      (EOY)        (EOY)     (EOY)     (EOY)      (EOY)      (EOY)      (EOY)        (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1   10,000      10,500     0        7,986      2,433      439,112     7,019      1,466   439,112      7,986      2,433      439,112
 2   10,000      21,525     0       16,718     11,165      439,112    13,855      8,302   439,112     16,718     11,165      439,112
 3   10,000      33,101     0       26,287     20,734      439,112    20,518     14,965   439,112     26,287     20,734      439,112
 4   10,000      45,256     0       36,839     31,286      439,112    27,043     21,490   439,112     36,839     31,286      439,112
 5   10,000      58,019     0       48,501     42,948      439,112    33,458     27,905   439,112     48,501     42,948      439,112
 6   10,000      71,420     0       61,405     56,333      439,112    37,756     32,684   439,112     59,358     54,286      439,112
 7   10,000      85,491     0       75,695     71,891      439,112    41,808     38,003   439,112     71,247     67,443      439,112
 8   10,000     100,266     0       91,521     88,985      439,112    45,590     43,054   439,112     84,276     81,740      439,112
 9   10,000     115,779     0      109,054    107,786      439,112    49,074     47,806   439,112     98,566     97,298      439,112
10   10,000     132,068     0      128,474    128,474      439,112    52,226     52,226   439,112    114,253    114,253      439,112

15   10,000     226,575     0      273,949    273,949      439,112    71,408     71,408   439,112    233,154    233,154      439,112
20   10,000     347,193     0      521,307    521,307      635,994    78,365     78,365   439,112    438,326    438,326      534,758
25   10,000     501,135     0      943,772    943,772    1,094,776    64,498     64,498   439,112    777,428    777,428      901,817
30   10,000     697,608     0    1,657,720  1,657,720    1,773,761    11,286     11,286   439,112  1,333,099  1,333,099    1,426,416
35   10,000     948,363     0    2,869,560  2,869,560    3,013,038        ##         ##        ##  2,255,723  2,255,723    2,368,509

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.  The 'Net Surrender
Value' column is equal to the accumulated value, less any policy debt and less any surrender charges.  The 'Net Death Benefit'
column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates.  Current cost of insurance rates for the base coverage are guaranteed for the first five years from the date they are issued.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                     Pacific Select Exec II - GPT- Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52 - For Presentation in CA

                                           Important Information About Your Illustration
------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN       This is an illustration and not a contract. Although the information contained in this illustration is
ILLUSTRATION,    based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice
NOT A CONTRACT   should be obtained from the applicant's own counsel or other advisor.

                 This illustration is prepared for presentation in the state of CA.

ILLUSTRATED
BENEFITS:                                     Death Benefit Option
                                              --------------------

                                       Start   End              Option
                                           1    35              Level

                                             Base Policy Face Amount

                                       Start   End              Amount
                                           1    35             439,112

PREMIUM          Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each
FREQUENCY:       premium payment interval.
ANNUAL

TIMING OF        All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS         designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                 All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS            You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                         Hypothetical Gross Earnings Rate
                                         --------------------------------

                                          Start   End     Gross      Net
                                              1    35    12.00%   10.95%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                 The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relative income for accounting purposes rather than an expense.

SUB-ACCOUNT      This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION       variable investment options. The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values in
                 this illustration reflect an average aggregate investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. The policy values also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of
                 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.94%.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                       Portfolio                  Investment    Operating
                                                                Advisory Fee     Expenses
                                       Aggressive Equity               0.80%        0.07%
                                       Aggressive Growth               1.00%        0.10%
                                       Blue Chip                       0.95%        0.05%
                                       Capital Opportunities           0.80%        0.11%
                                       Diversified Research            0.90%        0.04%
                                       Emerging Markets                1.10%        0.21%
                                       Equity                          0.65%        0.05%
                                       Equity Income                   0.95%        0.10%
                                       Equity Index                    0.25%        0.04%
                                       Financial Services              1.10%        0.10%
                                       Focused 30                      0.95%        0.10%
                                       Global Growth                   1.10%        0.66%
                                       Growth LT                       0.75%        0.04%
                                       Health Sciences                 1.10%        0.10%
                                       High Yield Bond                 0.60%        0.03%
                                       I-Net Tollkeeper                1.40%        0.07%
                                       Inflation Managed               0.60%        0.06%
                                       International Large-Cap         1.05%        0.09%
                                       International Value             0.85%        0.08%
                                       Large-Cap Core                  0.65%        0.04%
                                       Large-Cap Value                 0.85%        0.03%
                                       Managed Bond                    0.60%        0.04%
                                       Mid-Cap Growth                  0.90%        0.10%
                                       Mid-Cap Value                   0.85%        0.04%
                                       Money Market                    0.33%        0.03%
                                       Multi-Strategy                  0.65%        0.04%
                                       Real Estate                     1.10%        0.05%
                                       Research                        1.00%        0.10%
                                       Small-Cap Equity                0.65%        0.04%
                                       Small-Cap Index                 0.50%        0.07%
                                       Strategic Value                 0.95%        0.10%
                                       Technology                      1.10%        0.10%
                                       Telecommunications              1.10%        0.11%

                 The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Equity Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real
                 Estate portfolio was formerly called the REIT portfolio.

                 Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                 Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                         SE2 - GPT - NonGI



[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

NET ANNUAL           After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN               investment returns of 0% and 12.00% correspond to approximate net annual rates of return of -0.94% and 10.95%
                     respectively.

                     The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                     The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT        Net premiums or Accumulated Value may also be allocated to a choice of two fixed options:
OPTION(S)            Fixed Account and Fixed LT Account.  At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed LT Account is 3.00%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate.  Our ability to pay these guarantees is backed by our financial strength as a company.

                     There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                     .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                     .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                     .  Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                        However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any 12-month period.

                     .  Fixed Account:    Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                          $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                     .  Fixed LT Account: Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of
                                          $5,000 or 10% of your policy's accumulated value.

                     There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                     For more information on the Fixed Account Option(s), please consult the product prospectus.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                   This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND     A Premium Load is deducted from each premium payment.  The Accumulated Value is subject to several monthly
CHARGES            charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                   The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS          No charge is currently imposed upon a transfer of Accumulated Value between accounts.
                   However, Pacific Life may assess such a charge at any future date.

LOANS/PARTIAL      Any loans or  withdrawals illustrated are based on Current Policy Charge Assumptions and might not be available
WITHDRAWALS        under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                   This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of 3.25%
                   in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                   The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                   The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                   A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

FUTURE ACTION      If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER        Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN             Accumulated       The total value of the amounts in the Investment Options for the Policy as well as any amounts
DEFINITIONS AND    Value             set aside in the Loan Account, including any accrued earned interest, as of the end of the
KEY TERMS                            policy year.

                   Age (BOY)         The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                   BOY               Beginning of year.

                   Cash Surrender    The Accumulated Value minus any applicable Surrender Charge as of the end of the policy year.
                   Value (EOY)

                   Cum. Premium      The illustrated premiums paid each year accumulated at a hypothetical rate of return of 5%.
                   Plus 5%

                   "Current          Reflect current policy charges at the hypothetical gross earnings rate(s).
                   Policy Charges"
                   columns

                   EOY               End of year.

                   Estimated         Estimated dollar amount of any tax that may be due as a result of a policy loan or partial
                   Tax on            withdrawal.
                   Disbursements

                   Face Amount       The minimum death benefit for so long as the policy remains in force.  The face amount may be increased or decreased under certain circumstances.

                   Fixed Account     An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                   Fixed LT          An account that is part of Pacific Life's general account to which all or a portion of the
                   Account           net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                   "Guaranteed       Reflect maximum policy charges at 0% hypothetical gross investment return and at an assumed
                   Policy Charges"   hypothetical gross earnings rate.
                   columns


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                  Material Change      IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the
                                       7-Pay Test period to start over.  A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time.
                                       In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                  Net Annual Loan      The loan amount taken in cash from a policy.  This does not include loans taken to pay loan
                  (BOY)                interest.

                  Net Cash             Cash Surrender Value after deducting any outstanding loan amount.
                  Surrender Value

                  Net Death            The amount payable upon the insured's death.  The death benefit proceeds are always reduced
                  Benefit (EOY)        by any outstanding loan balance and increased by any applicable rider benefits.

                  Partial              A partial withdrawal of a portion of the Net Cash Surrender Value.  All illustrated partial
                  Withdrawal           withdrawals are based on current policy charges and hypothetical gross earnings rate
                  (BOY)                assumptions and may not be available if actual experience is different from the assumptions.

                  Premium Outlay       Annualized premiums that are the sum of the periodic payments you plan to make each year.

                  Variable             A separate account of Pacific Life or a subaccount of such a separate account, which is
                  Investment           used only to support the variable death benefits and policy values of variable life insurance
                  Options              policies, and the assets of which are segregated from Pacific Life's general account and our other separate accounts.

TAX INFORMATION   Although the information in this illustration is based on our understanding of the Internal Revenue Code (IRC)
                  and on certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be obtained from your own counsel or other tax advisor.

                  The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                               Assumed Income Tax Rate

                                                          Start           End          Rate
                                                              1            35        31.00%

                  Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                   Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single
                   Premium at issue is $361,869.30 and the Guideline Level Premium at issue is $33,092.20 per year. Failure to qualify as life insurance will have adverse tax consequences.

                   Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                   deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec. 7702A: Withdrawals in the first
                   15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies.
                   Withdrawals and policy loans may reduce policy values and death benefits.

                   If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                   If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                   Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $23,488.97.

                   Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a
                   Material Change then the 'measuring year' will run between anniversaries of the Material Change date instead.
                   Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                   Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                   If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                   Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY
                   WOULD NOT BECOME A MEC.

PREMIUM LIMITS               Initial Guideline Single Premium:           $110,742.90
SUMMARY                      Initial Guideline Level Premium:            $ 10,000.00
                             Initial Seven Pay Premium:                  $ 23,488.97

                   When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.


                                                        END OF SUMMARY PAGE
Presented by:                                                                                             For: Mr. SE2 12 Simple Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

Proposed Insured: Mr. SE2 6 Weighted Avg           Death Benefit Option = Level                     Presented By:
Male, Age 45                                       Total Initial Face Amount = 439,112
Select Nonsmoker                                   Premium Payment Interval = Annual

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                           Current Policy Charges (1)                    Guaranteed  Policy Charges (2)
                                          Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
                                          Annual Investment Return of     Annual Investment Return of    Annual Investment Return of
                                               6.00% (5.25% Net)                0.00% (-0.71% Net)            6.00% (5.25% Net)
                                        --------------------------------------------------------------------------------------------
                                [Net
                               Loans                Net        Net                  Net         Net                   Net        Net
      Annual-   Premiums   and With-  Accum'd    Surr'r      Death   Accum'd     Surr'r       Death    Accum'd     Surr'r      Death
         ized    Plus 5%     drawals    Value     Value    Benefit     Value      Value     Benefit      Value      Value    Benefit
Yr    Premium   Interest      (Boy)]    (EOY)     (EOY)      (EOY)     (EOY)      (EOY)       (EOY)      (EOY)      (EOY)      (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1     10,000     10,500        0       7,522     1,969    439,112     7,038      1,484     439,112      7,522      1,969    439,112
 2     10,000     21,525        0      15,316     9,763    439,112    13,909      8,356     439,112     15,316      9,763    439,112
 3     10,000     33,101        0      23,402    17,849    439,112    20,621     15,068     439,112     23,402     17,849    439,112
 4     10,000     45,256        0      31,845    26,291    439,112    27,211     21,658     439,112     31,845     26,291    439,112
 5     10,000     58,019        0      40,683    35,130    439,112    33,705     28,152     439,112     40,683     35,130    439,112
 6     10,000     71,420        0      49,947    44,875    439,112    38,096     33,024     439,112     47,909     42,837    439,112
 7     10,000     85,491        0      59,665    55,860    439,112    42,250     38,446     439,112     55,328     51,524    439,112
 8     10,000    100,266        0      69,857    67,320    439,112    46,144     43,608     439,112     62,933     60,397    439,112
 9     10,000    115,779        0      80,545    79,277    439,112    49,749     48,481     439,112     70,712     69,444    439,112
10     10,000    132,068        0      91,746    91,746    439,112    53,031     53,031     439,112     78,649     78,649    439,112

15     10,000    226,575        0     166,406   166,406    439,112    73,021     73,021     439,112    131,442    131,442    439,112
20     10,000    347,193        0     262,662   262,662    439,112    81,041     81,041     439,112    192,897    192,897    439,112
25     10,000    501,135        0     392,233   392,233    454,991    68,470     68,470     439,112    266,202    266,202    439,112
30     10,000    697,608        0     562,985   562,985    602,394    16,785     16,785     439,112    362,989    362,989    439,112
35     10,000    948,363        0     786,210   786,210    825,520        ##         ##          ##    507,103    507,103    532,459

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first five years from the date they are issued.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                           Important Information About Your Illustration
------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN         This is an illustration and not a contract. Although the information contained in this illustration is based on
ILLUSTRATION,      certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained
NOT A CONTRACT     from the applicant's own counsel or other advisor.

                   This illustration is prepared for presentation in the state of CA.

ILLUSTRATED                                              Death Benefit Option
BENEFITS:                                                --------------------
                                            Start                  End              Option
                                                1                   35              Level

                                                        Base Policy Face Amount
                                                        -----------------------
                                            Start                  End              Amount
                                                1                   35             439,112


PREMIUM            Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each premium
FREQUENCY:         payment interval.
ANNUAL

TIMING OF          All values assume premiums and loan interest are paid when due. If a payment is received without being designated
PAYMENTS           as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                   All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS              You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS
                                                   Hypothetical Gross Earnings Rate
                                                   --------------------------------
                                            Start          End            Gross           Net
                                                1           35            6.00%         5.25%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                   The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                   The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT        This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION         variable investment options. You have requested that this illustration reflect your selection of investment options. The amounts shown for the Death Benefits, Accumulated Values and Cash Surrender Values in this illustration reflect your selection of investment options and the underlying portfolios' annualized expenses incurred by the portfolios for the periods ending December 31, 2001.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                     Pacific Select Exec II- GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                                                    Investment    Operating
                                         Portfolio                Advisory Fee     Expenses
                                         Aggressive Equity               0.80%        0.07%
                                         Aggressive Growth               1.00%        0.10%
                                         Blue Chip                       0.95%        0.05%
                                         Capital Opportunities           0.80%        0.11%
                                         Diversified Research            0.90%        0.04%
                                         Emerging Markets                1.10%        0.21%
                                         Equity                          0.65%        0.05%
                                         Equity Income                   0.95%        0.10%
                                         Equity Index                    0.25%        0.04%
                                         Financial Services              1.10%        0.10%
                                         Focused 30                      0.95%        0.10%
                                         Global Growth                   1.10%        0.66%
                                         Growth LT                       0.75%        0.04%
                                         Health Sciences                 1.10%        0.10%
                                         High Yield Bond                 0.60%        0.03%
                                         I-Net Tollkeeper                1.40%        0.07%
                                         Inflation Managed               0.60%        0.06%
                                         International Large-Cap         1.05%        0.09%
                                         International Value             0.85%        0.08%
                                         Large-Cap Core                  0.65%        0.04%
                                         Large-Cap Value                 0.85%        0.03%
                                         Managed Bond                    0.60%        0.04%
                                         Mid-Cap Growth                  0.90%        0.10%
                                         Mid-Cap Value                   0.85%        0.04%
                                         Money Market                    0.33%        0.03%
                                         Multi-Strategy                  0.65%        0.04%
                                         Real Estate                     1.10%        0.05%
                                         Research                        1.00%        0.10%
                                         Small-Cap Equity                0.65%        0.04%
                                         Small-Cap Index                 0.50%        0.07%
                                         Strategic Value                 0.95%        0.10%
                                         Technology                      1.10%        0.10%
                                         Telecommunications              1.10%        0.11%

                        You have selected allocations in the investment options that reflect the annualized expenses of all the available underlying portfolios as of December 31, 2001. The average aggregate annualized expenses of the underlying portfolios weighted according to your selection is at an annual rate of 0.66% of average daily net assets for investment advisory fees and 0.05% for operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) which amounts to a total of 0.71%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Equity
                        Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                        Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                        Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                        The average aggregate annualized expenses for all available portfolios for the periods ending December 31,
                        2001 reflect an average investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. They also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is
                        0.94%.

NET ANNUAL              After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                  investment returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.71% and 5.25%
                        respectively.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT           Net premiums or Accumulated Value may also be allocated to a choice of two fixed options:
OPTION(S)               Fixed Account and Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed
                        Account and Fixed LT Account is 3.00%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                        There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                        .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                        .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                       . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                         However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT
                         Account in any 12-month period.

                       . Fixed Account:    Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                           $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                       . Fixed LT Account: Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                       There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of
                       $1,000,000 for all policies of the same owner.

                       For more information on the Fixed Account Option(s), please consult the product prospectus.

                       This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND         A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES                charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                       The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS              No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

LOANS/PARTIAL          Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS            available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                       This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                       3.25% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                       The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value.
                       The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                       The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                       A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION          If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER            Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                 Accumulated     The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND        Value           amounts set aside in the Loan Account, including any accrued earned interest, as of the end
KEY TERMS                              of the policy year.

                       Age (BOY)       The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                       BOY             Beginning of year.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                        Cash Surrender       The Accumulated Value minus any applicable Surrender Charge as of the end of the
                        Value (EOY)          policy year.

                        Cum. Premium         The illustrated premiums paid each year accumulated at a hypothetical rate of return
                        Plus 5%              of 5%.

                        "Current Policy      Reflect current policy charges at the hypothetical gross earnings rate(s).
                        Charges"
                        columns

                        EOY                  End of year.

                        Estimated Tax on     Estimated dollar amount of any tax that may be due as a result of a policy loan
                        Disbursements        or partial withdrawal.

                        Face Amount          The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                        Fixed Account        An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT             An account that is part of Pacific Life's general account to which all or a portion
                        Account              of the net premiums may be allocated for accumulation at a fixed rate of interest
                                             (which may not be less than 3.0%) declared by Pacific Life.

                        "Guaranteed          Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                        Policy Charges"      assumed hypothetical gross earnings rate.
                        columns

                        Material Change      IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                        Net Annual Loan      The loan amount taken in cash from a policy. This does not include loans taken to pay
                        (BOY)                loan interest.

                        Net Cash             Cash Surrender Value after deducting any outstanding loan amount.
                        Surrender Value

                        Net Death            The amount payable upon the insured's death. The death benefit proceeds are always
                        Benefit (EOY)        reduced by any outstanding loan balance and increased by any applicable rider benefits.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                       Partial                A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated
                       Withdrawal             partial withdrawals are based on current policy charges and hypothetical gross
                       (BOY)                  earnings rate assumptions and may not be available if actual experience is different from the assumptions.

                       Premium Outlay         Annualized premiums that are the sum of the periodic payments you plan to make each year.

                       Variable               A separate account of Pacific Life or a subaccount of such a separate account, which
                       Investment             is used only to support the variable death benefits and policy values of variable life
                       Options                insurance policies, and the assets of which are segregated from Pacific Life's general account and our other separate accounts.

TAX INFORMATION        Although the information in this illustration is based on our understanding of the Internal Revenue Code
                       (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                       The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:


                                                      Assumed Income Tax Rate

                                           Start               End                  Rate
                                               1                35                31.00%

                       Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                       Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single Premium at issue is $361,869.30 and the Guideline Level Premium at issue is $33,092.20 per year. Failure to qualify as life insurance will have adverse tax consequences.

                       Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                       deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec.
                       7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                        If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                        If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                        Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-
                        taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $23,488.97.

                        Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay
                        Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material
                        Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                        Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                        If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                        Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS
                        POLICY WOULD NOT BECOME A MEC.

PREMIUM LIMITS                    Initial Guideline Single Premium:             $110,742.90
SUMMARY                           Initial Guideline Level Premium:              $ 10,000.00
                                  Initial Seven Pay Premium:                    $ 23,488.97

                        When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                            For: Mr. SE2 6 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

Proposed Insured: Mr. SE2 12 Weighted Avg     Death Benefit Option = Level                      Presented By:
Male, Age 45                                  Total Initial Face Amount = 439,112
Select Nonsmoker                              Premium Payment Interval = Annual

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                         Current Policy Charges (1)                      Guaranteed Policy Charges (2)
                                        Assuming Hypothetical Gross     Assuming Hypothetical Gross      Assuming Hypothetical Gross
                                        Annual Investment Return of     Annual Investment Return of      Annual Investment Return of
                                            12.00% (11.21% Net)              0.00% (-0.71% Net)                12.00% (11.21% Net)
                                     -----------------------------------------------------------------------------------------------
                           [Net
                          Loans                     Net          Net               Net         Net                   Net        Net
    Annual- Premiums  and With-     Accum'd      Surr'r        Death   Accum'd  Surr'r       Death    Accum'd     Surr'r      Death
       ized  Plus 5%    drawals       Value       Value      Benefit     Value   Value     Benefit      Value      Value    Benefit
Yr  Premium Interest     (BOY)]       (EOY)       (EOY)        (EOY)     (EOY)   (EOY)       (EOY)      (EOY)      (EOY)      (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1  10,000     10,500      0          8,007       2,454      439,112    7,038    1,484     439,112      8,007      2,454     439,112
 2  10,000     21,525      0         16,783      11,230      439,112   13,909    8,356     439,112     16,783     11,230     439,112
 3  10,000     33,101      0         26,423      20,870      439,112   20,621   15,068     439,112     26,423     20,870     439,112
 4  10,000     45,256      0         37,079      31,526      439,112   27,211   21,658     439,112     37,079     31,526     439,112
 5  10,000     58,019      0         48,883      43,330      439,112   33,705   28,152     439,112     48,883     43,330     439,112
 6  10,000     71,420      0         61,976      56,904      439,112   38,096   33,024     439,112     59,929     54,857     439,112
 7  10,000     85,491      0         76,509      72,705      439,112   42,250   38,446     439,112     72,057     68,253     439,112
 8  10,000    100,266      0         92,644      90,108      439,112   46,144   43,608     439,112     85,386     82,850     439,112
 9  10,000    115,779      0        110,560     109,292      439,112   49,749   48,481     439,112    100,045     98,777     439,112
10  10,000    132,068      0        130,454     130,454      439,112   53,031   53,031     439,112    116,185    116,185     439,112

15  10,000    226,575      0        280,339     280,339      439,112   73,021   73,021     439,112    239,298    239,298     439,112
20  10,000    347,193      0        538,040     538,040      656,408   81,041   81,041     439,112    454,168    454,168     554,085
25  10,000    501,135      0        983,078     983,078    1,140,370   68,470   68,470     439,112    812,384    812,384     942,365
30  10,000    697,608      0      1,743,918   1,743,918    1,865,992   16,785   16,785     439,112  1,406,186  1,406,186   1,504,619
35  10,000    948,363      0      3,050,301   3,050,301    3,202,816       ##       ##          ##  2,403,407  2,403,407   2,523,577

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first five years from the date they are issued.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEP2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                           Important Information About Your Illustration
---------------------------------------------------------------------------------------------------------------------------
THIS IS AN            This is an illustration and not a contract. Although the information contained in this illustration
ILLUSTRATION,         is based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such
NOT A CONTRACT        advice should be obtained from the applicant's own counsel or other advisor.

                      This illustration is prepared for presentation in the state of CA.

                                                                Death Benefit Option
                                                                --------------------
ILLUSTRATED
BENEFITS:                                          Start                 End                Option
                                                       1                  35                Level

                                                                Base Policy Face Amount
                                                                -----------------------

                                                   Start                 End                Amount
                                                       1                  35               439,112


PREMIUM               Illustrated periodic premium payments are assumed to be made one time per
FREQUENCY:            year at the beginning of each premium payment interval.
ANNUAL

TIMING OF             All values assume premiums and loan interest are paid when due.  If a payment is received without
PAYMENTS              being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                      All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                 You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                                           Hypothetical Gross Earnings Rate
                                                           --------------------------------

                                                   Start            End           Gross           Net
                                                       1             35          12.00%        11.21%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                       The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific
                       Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                       The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT            This illustration assumes that all net premiums (after deduction of premium load) have been
ALLOCATION             allocated to the variable investment options. You have requested that this illustration reflect your selection of investment options. The amounts shown for the Death Benefits, Accumulated Values and Cash
                       Surrender Values in this illustration reflect your selection of investment options and the underlying portfolios' annualized expenses incurred by the portfolios for the periods ending December 31, 2001.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                                          Portfolio                  Investment    Operating
                                                                   Advisory Fee     Expenses
                                          Aggressive Equity               0.80%        0.07%
                                          Aggressive Growth               1.00%        0.10%
                                          Blue Chip                       0.95%        0.05%
                                          Capital Opportunities           0.80%        0.11%
                                          Diversified Research            0.90%        0.04%
                                          Emerging Markets                1.10%        0.21%
                                          Equity                          0.65%        0.05%
                                          Equity Income                   0.95%        0.10%
                                          Equity Index                    0.25%        0.04%
                                          Financial Services              1.10%        0.10%
                                          Focused 30                      0.95%        0.10%
                                          Global Growth                   1.10%        0.66%
                                          Growth LT                       0.75%        0.04%
                                          Health Sciences                 1.10%        0.10%
                                          High Yield Bond                 0.60%        0.03%
                                          I-Net Tollkeeper                1.40%        0.07%
                                          Inflation Managed               0.60%        0.06%
                                          International Large-Cap         1.05%        0.09%
                                          International Value             0.85%        0.08%
                                          Large-Cap Core                  0.65%        0.04%
                                          Large-Cap Value                 0.85%        0.03%
                                          Managed Bond                    0.60%        0.04%
                                          Mid-Cap Growth                  0.90%        0.10%
                                          Mid-Cap Value                   0.85%        0.04%
                                          Money Market                    0.33%        0.03%
                                          Multi-Strategy                  0.65%        0.04%
                                          Real Estate                     1.10%        0.05%
                                          Research                        1.00%        0.10%
                                          Small-Cap Equity                0.65%        0.04%
                                          Small-Cap Index                 0.50%        0.07%
                                          Strategic Value                 0.95%        0.10%
                                          Technology                      1.10%        0.10%
                                          Telecommunications              1.10%        0.11%

                        You have selected allocations in the investment options that reflect the annualized expenses of all the available underlying portfolios as of December 31, 2001. The average aggregate annualized expenses of the underlying portfolios weighted according to your selection is at an annual rate of 0.66% of average daily net assets for investment advisory fees and 0.05% for operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) which amounts to a total of 0.71%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Equity
                        Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                        Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                        Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                        The average aggregate annualized expenses for all available portfolios for the periods ending December 31,
                        2001 reflect an average daily investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. They also reflect aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.94%.

NET ANNUAL              After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                  investment returns of 0% and 12.00% correspond to approximate net annual rates of return of -0.71% and
                        11.21% respectively.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT           Net premiums or Accumulated Value may also be allocated to a choice of two fixed options:
OPTION(S)               Fixed Account and Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed
                        Account and Fixed LT Account is 3.00%. The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                        There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                        .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                        .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                      . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                        However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT
                        Account in any 12-month period.

                      .  Fixed Account:     Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                            $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                      .  Fixed LT Account:  Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                       There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                       For more information on the Fixed Account Option(s), please consult the product prospectus.

                       This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND         A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES                charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                       The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS              No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI


[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
LOANS/PARTIAL          Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS            available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                       This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                       3.25% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                       The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value.
                       The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                       The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                       A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION          If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER            Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                 Accumulated     The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND        Value           amounts set aside in the Loan Account, including any accrued earned interest, as of
KEY TERMS                              the end of the policy year.

                       Age (BOY)       The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                       BOY             Beginning of year.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI
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[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA
                        Cash Surrender       The Accumulated Value minus any applicable Surrender Charge as of the end of the
                        Value (EOY)          policy year.

                        Cum. Premium         The illustrated premiums paid each year accumulated at a hypothetical rate of return
                        Plus 5%              of 5%.

                        "Current Policy      Reflect current policy charges at the hypothetical gross earnings rate(s).
                        Charges"
                        columns

                        EOY                  End of year.

                        Estimated Tax on     Estimated dollar amount of any tax that may be due as a result of a policy loan or
                        Disbursements        partial withdrawal.

                        Face Amount          The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                        Fixed Account        An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT             An account that is part of Pacific Life's general account to which all or a portion of
                        Account              the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        "Guaranteed          Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                        Policy Charges"      assumed hypothetical gross earnings rate.
                        columns

                        Material Change      IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                        Net Annual Loan      The loan amount taken in cash from a policy. This does not include loans taken to pay
                        (BOY)                loan interest.

                        Net Cash             Cash Surrender Value after deducting any outstanding loan amount.
                        Surrender Value

                        Net Death            The amount payable upon the insured's death. The death benefit proceeds are always
                        Benefit (EOY)        reduced by any outstanding loan balance and increased by any applicable rider benefits.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI
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[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                       Partial            A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated
                       Withdrawal         partial withdrawals are based on current policy charges and hypothetical gross earnings
                       (BOY)              rate assumptions and may not be available if actual experience is different from the assumptions.

                       Premium Outlay     Annualized premiums that are the sum of the periodic payments you plan to make each year.

                       Variable           A separate account of Pacific Life or a subaccount of such a separate account,
                       Investment         which is used only to support the variable death benefits and policy values of
                       Options            variable life insurance policies, and the assets of which are segregated from
                                          Pacific Life's general account and our other separate accounts.

TAX INFORMATION        Although the information in this illustration is based on our understanding of the Internal Revenue
                       Code (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice.
                       Such advice should be obtained from your own counsel or other tax advisor.

                       The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                          Assumed Income Tax Rate

                                                 Start              End                  Rate
                                                     1               35                31.00%

                       Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                       Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single Premium at issue is $361,869.30 and the Guideline Level Premium at issue is $33,092.20 per year. Failure to qualify as life insurance will have adverse tax consequences.

                       Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-deferred and may be taxable at the time of partial withdrawal, surrender or lapse.
                       Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a
                       Modified Endowment Contract as defined in IRC Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI
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[LOGO OF PACIFIC LIFE]                                                    Pacific Select Exec II - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                                Form #98-52 - For Presentation in CA

                      If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy.
                      Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                      If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                      Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC)
                      is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is
                      $23,488.97.

                      Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the
                      Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the
                      'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                      Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                      If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                      Based on our understanding of the Internal Revenue Code and the assumptions in this illustration,
                      THIS POLICY WOULD NOT BECOME A MEC.

PREMIUM LIMITS                  Initial Guideline Single Premium:          $110,742.90
SUMMARY                         Initial Guideline Level Premium:           $ 10,000.00
                                Initial Seven Pay Premium:                 $ 23,488.97

                      When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

                                                        END OF SUMMARY PAGE

Presented by:                                                                                           For: Mr. SE2 12 Weighted Avg

                         Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                         SE2 - GPT - NonGI
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